Van Eck Global Hard Assets Fund
1997Annual Report

Dear Fellow Shareholder:

We are pleased to report that the Global Hard Assets Fund rose 14.3%* in 1997. Your Fund outperformed most of its relevant benchmarks last year, including commodities (down 14.1%), gold and gold-mining shares (down 21.4% and 39.8%, respectively), and natural resource equities (off 0.5%). Within the hard assets group, only real estate, which rose 18.6%, outpaced the Fund.+ Since its inception in November 1994, the Fund has provided shareholders with a 24.1%* compound annual rate of growth, outpacing all its benchmarks and outperforming the broader global equity markets, which returned 14.4% annually for the period as measured by Morgan Stanley Capital International World Index (with net dividends reinvested).

REVIEW OF HARD ASSET MARKETS
We began the year with the expectation that hard assets would outperform financial assets in 1997 based on forecasts of healthy global economic growth and strong demand for commodities; however, events in Asia intervened. Although the Fund enjoyed good performance for the first nine months of 1997, fourth quarter results were impacted by Asia's growing economic and financial turmoil. What started as a small crisis among the Southeast Asian countries spread throughout Asia as the year progressed, and by year end had engulfed South Korea and Japan. The Fund, despite minimal exposure to Asian equities, was hurt by the crisis' dampening effect on economic growth in the region and, hence, the region's demand for hard assets, particularly in the fourth quarter.

As we have suggested several times in the past, Asia is extremely important to the investment outlook of hard assets. The region accounts for some 50% of the world's growth since 1990 and 50% of the growth in demand for many primary commodities++. Thus, changes in Asia's growth rate have a major impact on commodity prices and the demand for natural resources. This was clearly demonstrated in the fourth quarter when commodity indices fell more than 13% and shares of natural resource companies declined more than 15%.+ These pressures, and the belief that they would extend into the first quarter of 1998, account for the Fund's significant hedges on underlying commodity exposure at year end, and explain the trimming of the Fund's allocation to natural resource equities, which includes the energy, forest products and paper, industrial and precious metals sectors.

In the U.S., events in Asia caused the inflation/ deflation economic debate to shift dramatically during the year. In March, concern about an over-heating economy and the potential for rising inflation prompted the Federal Reserve to increase short-term interest rates by 0.25% (from 5.25% to 5.50%). However, these fears proved unfounded and, by the spring, the economy appeared to have moved into a new era, one characterized by steady economic growth and benign inflation. In the final quarter, however, deflation became the hot topic as Asia's crisis unfolded and caused concern over shrinking Asian demand and global overcapacity.

FUND REVIEW
Throughout the year, the shifting economic picture was critical to the performance of hard asset securities and commodities and to your Fund's sector allocations. For example, in the first nine months, strong economic growth fueled the outperformance of natural resource companies. By contrast, the more interest-rate sensitive real estate sector outperformed in the fourth quarter as Asia's plight dampened economic growth expectations and caused interest rates to fall. Our sector allocations generally mirrored this pattern. Natural resource shares accounted for 60% of assets at midyear and were pared to less than 45% of assets by year end; specifically, we reduced the Fund's exposure to oil, metals and mining and forest product holdings.

Real estate shares represented approximately 25% of assets through September 30 and were increased to nearly 40% by year end, based on their relative attractiveness.

The Fund's leading performers in 1997 included equity holdings in oil service and drilling companies, real estate companies and selected energy exploration and production companies. Oil service and drilling was the best performing industry in the alternative investment universe. Positive fundamentals drove performance as continued strong demand for rigs and other equipment, combined with limited supply, resulted in higher equipment leasing prices. This demand/supply imbalance resulted in strong earnings and cash flow growth for the group; the Fund's holdings in BJ Services and Gulf Island Fabrication performed particularly well. Real estate holdings in the U.S. and Canada also helped the Fund; holdings were concentrated in the full-service hotel sector (e.g., Patriot American Hospitality) and in the office and industrial sectors. Positive fundamentals, which provided catalysts for earnings and cash flow growth, helped these sectors outperform the broader real estate indices.

Commodity holdings contributed to the Fund's performance, despite the group's lackluster return for the year. The bulk of commodity profits came from hedging energy equity positions through short positions in crude and heating oil. These positions were particularly helpful during the fourth quarter of the year as oil prices fell more than 20%, following OPEC's decision to increase production quotas by 10%, and tensions in the Middle East subsided. In addition, some opportunistic long positions benefited the Fund; these included holdings in aluminum and zinc, which we added in the summer based on our confidence that owning the physical metal was cheaper than owning shares of mining companies. These positions were liquidated in August as our concern over shrinking Asian demand grew.

Throughout the year, the Fund's gold position was maintained at the minimum 5%
- in hindsight, a very prudent decision given that gold and gold-mining shares suffered their worst performance in decades. Our decision to limit our gold exposure was supported by high real interest rates, continued confidence in central bank policies, the strengthening U.S. dollar, and the trend toward continuing central bank sales of gold. In the past, all of these factors have worked against gold and this past year was no exception. Gold prices fell to $289.05 an ounce by year end.

THE OUTLOOK
The long-term outlook for hard assets remains very favorable. In the near term, Asia's crisis, while it has caused concern over demand, is providing good value in many markets. Markets have already begun to price in the expected slowdown in global growth, which we predict will decline from approximately 4% to 2.5% in 1998. Further out, we see the possibility of renewed vigor in worldwide growth, and increased demand for hard assets, particularly as Asian countries solve their serious economic and structural problems.

In the short term, we have positioned the Fund's portfolio to take advantage of lower commodity prices and lower interest rates, which should persist through the first quarter of 1998. We anticipate weaker oil prices, given rising supply and lower demand, based on increased OPEC production, lower demand from Asia, and the probability of a warm winter. The bulk of this decline has already been priced into oil equities and we anticipate that energy equities will rebound in the spring.

Real estate remains our largest investment and we believe that this sector, with its positive fundamentals, will outperform financial assets in the year ahead. Our projections suggest that funds from operations will rise nearly 15% in 1998, almost double that of the broad equity market. We see good value currently in other hard asset sectors, including forest products and paper, mining and metals, but catalysts are necessary for this value to be recognized. Thus, we have started to re-enter the natural resource markets with caution and are hopeful that value will be recognized later this year. Our allocation to gold remains low, but we do see the potential for gold to enjoy a reasonable second half.

At year end, the Fund had approximately an 82% equity exposure, an 8% commodity exposure, and 10% in cash. The Fund's geographic allocations continue to favor North America, but we also see opportunities in Western Europe, which is benefiting from the steady march toward European Monetary Union and its positive impact on economies.

We would like to thank you for your investment in the Global Hard Assets Fund and look forward to helping you meet your investment objectives in the future.


   [PHOTO]                    [PHOTO]                     [PHOTO]


/s/ John C. van Eck       /s/ Derek S. van Eck         /s/ Kevin L. Reid

John C. van Eck           Derek S. van Eck             Kevin L. Reid
Chairman                  Co-Portfolio Manager         Co-Portfolio Manager


January 20, 1998




                              SECTOR WEIGHTINGS*
                              -----------------
                           AS OF DECEMBER 31, 1997

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

                        Real Estate             37.4%
                        Energy                  33.6%
                        Cash/Other              14.7%
                        Precious Metals          3.2%
                        Industrial Metals        6.4%
                        Forest Products/Paper    4.7%



+ Commodities measured by the Goldman Sachs Commodity Index; gold measured by the Bloomberg Gold Spot Index; gold shares measured by the Morgan Stanley Capital International Gold Mines Index; natural resources measured by the Morgan Stanley Commodity-Related Equity Index; real estate measured by the Morgan Stanley REIT Index.


++ Source: Everen Securities, David Hale; BP Statisical Review, Department of
   Energy, WBMS, INSG, ILZG, IWCC.

--------------------------------------------------------------------------------
*Performance Record as of 12/31/97
-------------------------------------------------------------------------------
Average Annual                     After Maximum            Before
Total Return                       Sales Charge/1/          Sales Charge
-------------------------------------------------------------------------------
A shares-Life (since 11/2/94)         22.2%                    24.1%
-------------------------------------------------------------------------------
1 year                                 8.9%                    14.3%
-------------------------------------------------------------------------------
B shares-Life (since 4/24/96)         20.8%                    22.9%
-------------------------------------------------------------------------------
1 year                                 8.7%                    13.7%
-------------------------------------------------------------------------------
C shares-Life (since 11/2/94)         24.0%                    24.0%
-------------------------------------------------------------------------------
1 year                                12.7%                    13.7%
-------------------------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

/1/ A shares: maximum sales charge = 4.75%
    B shares: maximum contingent deferred sales charge = 5.0%
    C shares: 1% redemption charge, 1st year


                           GEOGRAPHICAL WEIGHTINGS*
                           -----------------------
                           AS OF DECEMBER 31, 1997

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

                        United States           48.0%
                        Cash/Other              14.1%
                        Russia                   0.8%
                        Italy                    0.5%
                        Canada                  28.9%
                        Australia                0.8%
                        Mexico                   2.7%
                        France                   1.4%
                        United Kingdom           2.2%
                        Sweden                   0.6%

* Listed as percentage of total net assets.

                           TOP TEN EQUITY HOLDINGS*
                           -----------------------
                           AS OF DECEMBER 31, 1997


MACK-CALI REALTY CORPORATION
(U.S., 2.0%)
Mack-Cali Realty Corporation (formerly Cali Realty Corporation) provides leasing, management, acquisition, development, construction and tenant-related services for its 213 properties, which are primarily office and office/flex buildings and total approximately 23.2 million square feet. These properties serve more than 2,300 tenants and are located in 10 states, mostly in the Northeast and Southwest.

ALUMINUM COMPANY OF AMERICA (ALCOA)
(U.S., 2.0%)
Alcoa is the largest aluminum producer in the world, with over 170 operating locations in 28 countries. Alcoa is one of the lowest-cost producers of aluminum in the world. Alcoa plans to grow through acquisition while retaining its low-cost advantages.

PATRIOT AMERICAN HOSPITALITY, INC.
(U.S., 2.0%)
Patriot American Hospitality, Inc. is based in Dallas, Texas, and is the nation's second-largest hotel REIT. Its portfolio is comprised of 197 owned, managed, leased or franchised upscale hotels and resorts with more than 48,000 rooms. Its properties include Wyndham Hotels, Grand Bay Hotels, Registry Resorts and ClubHouse Inns among others. Patriot also provides management services for third-party owned hotels and resorts. (At this time, Patriot's acquisition of Interstate Hotels is pending.)

PRENTISS PROPERTIES TRUST
(U.S., 1.7%)
Prentiss Properties Trust is headquartered in Dallas, Texas, and acquires, owns, manages, leases, develops and builds office and industrial properties throughout the U.S. Prentiss' diversified portfolio includes 82 office buildings containing
8.7 million square feet, and 76 industrial buildings containing 7.3 million square feet, located in 18 major markets. With offices in Los Angeles, Dallas, Chicago, Washington, D.C., Atlanta and Philadelphia, Prentiss has approximately 750 employees and benefits from its in-house expertise in acquisitions, development, facilities management, property management and leasing.

KCS ENERGY, INC.
(U.S., 1.7%)
KCS Energy is an independent energy company that acquires, explores, develops and produces natural gas and crude oil. The company has operations in the Rocky Mountains, Onshore Gulf Coast and mid-continent region.

TUBOS DE ACERO DE MEXICO S A (TAMSA)
(Mexico, 1.6%)
TAMSA is one of the largest producers of oil field tubular goods products in Latin America. Products include seamless drill pipe, casing, tubing and steel ingots/bars. Its main operations are located in Veracruz, Mexico.

CANADIAN FRACMASTER LTD.
(Canada, 1.6%)
Canadian Fracmaster is the dominant oil service company in Russia (approximately 85% market share). Fracmaster is also a major player in Canada and is pursuing growth opportunities in the U.S., China and other international markets. The company's core service is pressure pumping/well stimulation.

CAPSTAR HOTEL COMPANY
(U.S., 1.5%)
Washington, D.C.-based CapStar Hotel Company owns and manages upscale, full-service hotels throughout the U.S. and Canada under such internationally known names as Hilton, Sheraton, Marriott, Embassy Suites, Westin and Doubletree. CapStar's hotel portfolio comprises a total of 121 properties with 24,821 rooms. The company continues to actively seek acquisitions and management contracts in major markets and resort destinations throughout North America.

PLACER DOME INC.
(Canada, 1.5%)
Placer Dome is a diversified mining company with a majority of assets based in gold production. The company has gold mines in Canada, the United States, Australia, Papua New Guinea and Chile. Placer's other mines produce silver, copper and molybdenum.

ST. LAURENT PAPERBOARD, INC.
(Canada, 1.4%)
St. Laurent Paperboard is a North American manufacturer, supplier and converter primarily of paperboard products. St. Laurent's main products are white-top linerboard, corrugating medium and solid bleached paperboard. The company is North America's largest producer (approximately 28% market share) of white-top linerboard.

Note: Equities are listed as percentage of total net assets.
* Portfolio is subject to change.

                            Global Hard Assets Fund
              Schedule of Portfolio Investments December 31, 1997

      NO. OF
    SHARES OR
 PRINCIPAL AMOUNT   SECURITIES(A)    VALUE (NOTE 1)
---------------------------------------------------

 AUSTRALIA: 0.8%
 ENERGY: 0.5%
       291,035    Portman Mining
                  Ltd.                   $  416,820
                                         ----------
 INDUSTRIAL METALS: 0.1%
        98,890    Western Metals
                  Ltd.                       54,721
                                         ----------
 PRECIOUS METALS: 0.2%
       341,545    Consolidated
                  Gold NL+                   17,787
     9,000,000    Gullewa Gold NL+           76,167
       500,000    Tanganyika Gold
                  NL+                        56,963
                                         ----------
                                            150,917
                                         ----------
                                            622,458
                                         ----------
 CANADA: 28.9%
 ENERGY: 18.2%
        33,000    Baytex Energy
                  Ltd. Class A+             346,263
       345,000    Black Sea Energy
                  Ltd.+                     456,123
       110,000    Bonus Resource
                  Services+                 453,989
       375,000    Bromley-Marr
                  ECOS Inc.+                406,596
       152,300    Canadian
                  Fracmaster Ltd.+        1,278,444
        29,000    Canadian Natural
                  Resources Ltd.+           620,755
        39,000    CE Franklin
                  Ltd.+                     377,164
        35,000    Chieftain
                  International,
                  Inc.+                     743,750
       200,000    Cypress Energy
                  Inc. (Special
                  Warrants
                  expiring
                  10/15/98)+*(c)            517,268
       115,000    Hurricane
                  Hydrocarbons
                  Ltd.+                     892,938
        60,000    Interoil Corp.+           510,000
       300,000    Kappa Energy
                  Company, Inc.+            608,583
       150,000    Kappa Energy
                  Company, Inc.
                  (Warrants
                  expiring
                  1/07/98)+*                 52,464
        78,200    NQL Drilling
                  Tools Inc.+               670,106
       450,000    Oxbow
                  Exploration
                  (Special
                  Warrants
                  expiring
                  10/21/98)+*(c)            338,456
        87,000    Pacalta
                  Resources Ltd.+         1,019,377
    CAD375,000    Pacalta
                  Resources Ltd.
                  Bond 10.75%
                  6/15/04(b)                365,625
        47,400    Pendaries
                  Petroleum Ltd.+           373,019
       125,000    Plains Energy
                  Services Ltd.+            957,469
       105,000    Prudential Steel
                  Ltd.                    1,028,296
       100,000    Startech Energy
                  Inc.+                     811,444
       110,000    Stellarton
                  Energy Corp.
                  Class A+                  365,500
        95,000    Ulster
                  Petroleums Ltd.+          917,072
       140,000    Windsor Energy
                  Corp.+                    582,701
                                         ----------
                                         14,693,402
                                         ----------
 FOREST PRODUCTS AND PAPER: 2.2%
        48,000    Abitibi-Price
                  Inc.                      669,861
        85,700    St. Laurent
                  Paperboard,
                  Inc.+                   1,103,060
                                         ----------
                                          1,772,921
                                         ----------
 INDUSTRIAL METALS: 0.7%
       520,000    Auspex Minerals
                  Ltd. (Special
                  Warrants
                  expiring
                  9/08/98)+*(c)             201,700
       517,200    International
                  Uranium Corp.+            361,792
                                         ----------
                                            563,492
                                         ----------
 PRECIOUS METALS: 2.0%
        21,000    Barrick Gold
                  Corp.                     391,125
       707,700    Brazilian
                  Resources Inc.
                  (Special
                  Warrants
                  Expiring
                  9/11/98)+*(c)              65,743
        94,000    Placer Dome Inc.        1,192,625
                                         ----------
                                          1,649,493
                                         ----------
 REAL ESTATE: 5.8%
        50,000    Avista Real
                  Estate
                  Investment Trust          223,847
        20,000    Brookfield
                  Properties
                  Corp.+                    333,671
        30,000    Cadillac
                  Fairview Corp.+           705,000
        20,000    Four Seasons
                  Hotels, Inc.              632,501
        10,000    Intrawest Corp.           173,750
        92,000    Legacy Hotels
                  REIT                      624,253
        60,000    O&Y Properties
                  Corp. (Special
                  Warrants
                  expiring
                  10/10/98)+*(c)            335,757
        77,700    Royal Host Real
                  Estate
                  Investment Trust          402,210
        40,000    TrizecHahn Corp.          927,500
        40,000    UniHost Corp.+            275,611
                                         ----------
                                          4,634,100
                                         ----------
                                         23,313,408
                                         ----------

 NO. OF
 SHARES      SECURITIES(A)      VALUE (NOTE 1)
----------------------------------------------

 FRANCE: 1.4%
 ENERGY: 0.9%
  31,800 Bouygues Offshore SA
         (ADR)                      $  691,650
                                    ----------
 REAL ESTATE: 0.5%
   3,500 Societe Fonciere
         Lyonnaise                     410,808
                                    ----------
                                     1,102,458
                                    ----------
 ITALY: 0.5%
 ENERGY: 0.5%
   6,500 Eni Nationale
         Idrocaburi S.p.A.             370,906
                                    ----------
 MEXICO: 2.7%
 ENERGY: 1.6%
  59,900 Tubos De Acero De
         Mexico SA+                  1,295,338
                                    ----------
 INDUSTRIAL METALS: 1.1%
 282,650 Grupo Mexico S.A.
         Series L                      893,464
                                    ----------
                                     2,188,802
                                    ----------
 RUSSIA: 0.8%
 ENERGY: 0.8%
   1,650 Ural Petroleum
         Corp.*                        632,495
                                    ----------
 SWEDEN: 0.6%
 REAL ESTATE: 0.6%
  50,000 Castellum AB+                 497,851
                                    ----------
 UNITED KINGDOM: 2.2%
 ENERGY: 1.3%
  13,000 British Petroleum
         PLC (ADR)(b)                1,035,938
                                    ----------
 INDUSTRIAL METALS: 0.9%
 291,700 Billiton PLC+                 725,347
                                    ----------
                                     1,761,285
                                    ----------
 UNITED STATES: 48.0%
 ENERGY: 9.8%
   7,000 BJ Services Co.+              503,563
  42,900 Dailey Petroleum
         Services Corp.+               466,538
  30,000 Denali Inc.+                  397,500
  66,000 KCS Energy, Inc.(b)         1,369,500
  30,000 Key Energy Inc.+              650,625
  36,600 Louis Dreyfus
         Natural Gas Corp.+            683,963
  14,400 Mobil Corp.(b)              1,039,500
  20,000 Pool Energy Services
         Co.+                          445,000
  40,000 Pride International,
         Inc.+                       1,010,000
  20,000 Santa Fe Energy
         Resources, Inc.+              225,000
  25,000 Snyder Oil Corp.              456,250
  12,600 Stone Energy Corp.+           422,100
  10,200 UTI Energy Corp.+             263,925
                                    ----------
                                     7,933,464
                                    ----------
 FERTILIZER: 0.6%
   5,400 Potash Corp. of
         Saskatchewan Inc.(b)          448,200
                                    ----------
 FOREST PRODUCTS AND PAPER:
  2.5%
  18,250 Buckeye
         Technologies, Inc.+           844,063
  18,287 Fort James Corp.(b)           699,478
  11,400 Rayonier Inc.                 485,213
                                    ----------
                                     2,028,754
                                    ----------
 INDUSTRIAL METALS: 3.6%
  22,400 Aluminum Company of
         America                     1,576,400
  14,400 Reynolds Metal Corp.          864,000
  27,500 Steel Dynamics,
         Inc.+                         440,000
                                    ----------
                                     2,880,400
                                    ----------
 PRECIOUS METALS: 1.0%
     600 Getchell Gold
         Corp.+(b)                      14,400
  26,100 Newmont Mining Corp.          766,688
                                    ----------
                                       781,088
                                    ----------

                       See Notes to Financial Statements.

                            Global Hard Assets Fund
        Schedule of Portfolio Investments December 31, 1997 (continued)


 NO. OF SHARES
 OR CONTRACTS            SECURITIES(A)                                      VALUE (NOTE 1)
------------------------------------------------------------------------------------------

 REAL ESTATE: 30.5%
         25,000          AMB Property
                         Corp.                                                  $  628,125
         23,500          Arden Realty
                         Group, Inc.(b)                                            722,625
         27,000          Bedford Property
                         Investors
                         Inc.(b)                                                   590,625
         32,500          Boston
                         Properties,
                         Inc.(b)                                                 1,074,531
         20,000          Boykin Lodging
                         Co.                                                       528,750
         25,000          Brandywine
                         Realty Trust                                              628,125
         20,000          Capital Senior Living Comm. L.P.+                         208,750
         35,000          CapStar Hotel
                         Co.+(b)                                                 1,200,937
         21,500          CarrAmerica
                         Realty Corp.                                              681,281
         25,000          Colonial
                         Properties Trust                                          753,125
         35,000          Cornerstone
                         Properties Inc.                                           671,563
         28,500          Entertainment
                         Properties Trust                                          552,188
         14,500          Equity Office
                         Properties Trust                                          457,656
         20,000          Equity Residential Properties Trust(b)                  1,011,250
         29,000          Excel Realty
                         Trust Inc.(b)                                             913,500
         10,000          Felcor Suite
                         Hotels Inc.                                               355,000
         20,000          Great Lakes REIT
                         Inc.                                                      388,750
         20,000          Highwoods
                         Properties, Inc.                                          743,750
         14,500          Interstate
                         Hotels Co.+                                               508,406
         20,000          Kilroy Realty
                         Corp.                                                     575,000
         17,500          Lexington Corporate Properties Trust                      270,156
         20,000          Liberty Property
                         Trust                                                     571,250
         12,500          Macerich Co.
                         (The)                                                     356,250
         40,000          Mack-Cali Realty
                         Corp.                                                   1,640,000
         20,000          Pan Pacific
                         Retail
                         Properties Inc.                                           427,500
         20,000          Parkway
                         Properties, Inc.                                          686,250
         54,634          Patriot American Hospitality, Inc.(b)                   1,574,136
         50,000          Prentiss
                         Properties Trust                                        1,396,875
         24,000          Public Storage
                         Inc.                                                      705,000
         10,000          Security Capital
                         Group Inc.+                                               325,000
         40,000          Servico Inc.+                                             675,000
         10,500          S.L. Green
                         Realty Corp.                                              272,344
         10,000          Starwood Hotels
                         & Resorts Trust                                           578,750
         17,000          Storage Trust
                         Realty                                                    447,313
         18,500          Tower Realty
                         Trust Inc.                                                455,563
          6,000          Trammell Crow
                         Co.+                                                      154,500
         13,200          TriNet Corporate Realty Trust, Inc.                       510,675
         25,000          Westfield
                         America Inc.                                              425,000
                                                                                ----------
                                                                                24,665,499
                                                                                ----------
                                                                                38,737,405
                                                                                ----------
 TOTAL SECURITIES: 85.9%
 (Cost: $64,255,713)                                                            69,227,068
                                                                                ----------
 OPTIONS PURCHASED: 0.9%
         21,300          Asarco, Inc. (strike @ $25.00 expiring 1/17/98)            54,581
         39,500          Bowater, Inc. (strike @ $45.00 expiring 1/17/98)           69,125
         42,600          Cyprus Amax Minerals Co. (strike @ $17.50
                          expiring
                          1/17/98)                                                 101,175
         18,000          Fort James Corp.
                         (strike @
                         $35.00 expiring 1/17/98)                                    3,938
         50,400          Heating Oil Future (strike @ $56.00 expiring
                          1/17/98)                                                 321,048
         87,000          Stone Container Corp. (strike @ $12.50 expiring
                          1/17/98)                                                 190,313
                                                                                ----------
 TOTAL OPTIONS PURCHASED: 0.9%
 (Cost: $668,685)                                                                  740,180
                                                                                ----------
 TOTAL STOCKS AND OTHER SECURITIES: 86.8%
 (Cost: $64,924,398)                                                            69,967,248
                                                                                ----------

  NO. OF SHARES,
   CONTRACTS OR
 PRINCIPAL AMOUNT              SECURITIES(A)                VALUE (NOTE 1)
-------------------------------------------------------------------------------
 SHORT-TERM OBLIGATIONS: 13.7%
    $2,050,000    American Express Company Commercial
                  Paper
                  due 1/02/98 Interest Yield 6.54%             $ 2,049,633
     2,000,000    General Electric Capital Corp.
                  Commercial Paper
                  due 1/02/98 Interest Yield 5.73%               1,999,686
     4,000,000    U.S. Treasury Bill due 1/22/98 Interest
                  Yield 5.32%                                    3,987,867
     3,000,000    U.S. Treasury Bill due 2/26/98 Interest
                  Yield 5.36%                                    2,975,733
                                                               -----------
 TOTAL SHORT-TERM OBLIGATIONS: 13.7%
 (Amortized Cost: $11,012,919)                                  11,012,919
                                                               -----------
 TOTAL INVESTMENTS: 100.5% (Cost: $75,937,317)                  80,980,167
 OPTION WRITTEN: (0.1%)
        18,000    Fort James Corp. (strike @ $35.00
                  expiring 1/17/98)
                  (Premiums received: $52,646)                     (60,750)
                                                               -----------
 SECURITIES SOLD SHORT: (4.0%)
 UNITED STATES: (4.0%)
 ENERGY: (2.0%)
        11,500    Anadarko Petroleum Corp.+                       (697,906)
        25,000    Tosco Corp.                                     (945,313)
                                                               -----------
                                                                (1,643,219)
                                                               -----------
 FOREST PRODUCTS AND PAPER: (2.0%)
       150,000    Stone Container Corp.+                        (1,565,625)
                                                               -----------
 TOTAL SECURITIES SOLD SHORT: (4.0%)
 (Proceeds received: $3,234,449)                                (3,208,844)
                                                               -----------
 TOTAL INVESTMENTS NET OF OPTIONS WRITTEN AND SECURITIES
 SOLD SHORT: 96.4%                                              77,710,573
 OTHER ASSETS LESS LIABILITIES: 3.6%                             2,870,065
                                                               -----------
 NET ASSETS: 100%                                              $80,580,638
                                                               ===========

(a)Unless otherwise indicated, securities owned are shares of common stock.
(b)Securities segregated for futures contracts.
(c)Restricted security, see Note 10.
 *Fair value as determined by Board of Trustees.
 +Non-income producing.

Glossary:
 ADR--American Depositary Receipts

SUMMARY OF INVESTMENTS BY                                              % OF
INDUSTRY                                                            NET ASSETS
-----------------------------                                       ----------
Energy                                                                 33.6%
Fertilizer                                                              0.6%
Forest Products and Paper                                               4.7%
Industrial Metals                                                       6.4%
Precious Metals                                                         3.2%
Real Estate                                                            37.4%
U.S. Government Obligations                                             8.7%
Commercial Paper                                                        5.0%
Other Assets Less Liabilities                                           3.6%
Options Purchased                                                       0.9%
Option Written                                                         (0.1%)
Securities Sold Short                                                  (4.0%)
                                                                      ------
                                                                      100.0%
                                                                      ======

                       See Notes to Financial Statements.

                  Global Hard Assets Fund Financial Statements
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

 ASSETS:
 Investments at value (cost, $75,937,317) (Note 1)                  $80,980,167
 Cash                                                                   611,312
 Segregrated cash for short sales (Note 1)                            2,337,145
 Cash--initial margin for futures contracts (Note 6)                    359,064
 Deposits with brokers
 Receivables:
 Securities sold                                                      1,956,821
 Receivables for securities sold short                                3,234,449
 Capital shares sold                                                    960,945
 Interest and dividends                                                 222,023
 Due from broker-variation margin (Note 6)                               56,458
 Deferred organization costs and other assets (Note 1)                   33,671
                                                                    -----------
  Total assets                                                       90,752,055
                                                                    -----------
 LIABILITIES:
 Payables:
 Securities purchased                                                 5,569,329
 Securities sold short, at value (proceeds, $3,234,449)               3,208,844
 Dividends payable                                                      872,869
 Capital shares redeemed                                                323,220
 Options written (premiums received $52,646)                             60,750
 Accounts payable                                                       136,405
                                                                    -----------
  Total liabilities                                                  10,171,417
                                                                    -----------
 NET ASSETS                                                         $80,580,638
                                                                    ===========
 CLASS A
 Net asset value and redemption price per share
  ($61,341,105/3,957,979)                                                $15.50
                                                                         ======
 Maximum offering price per share (NAV/(1-maximum sales
  commission))                                                           $16.27
                                                                         ======
 CLASS B
 Net asset value, offering and redemption price per share
  ($10,541,237/675,834) (Redemption may be subject to a contingent
  deferred sales charge within the first six years of ownership)         $15.60
                                                                         ======
 CLASS C
 Net asset value, offering and redemption price per share
  ($8,698,296/556,133) (Redemption may be subject to a contingent
  deferred sales charge within the first year of ownership)              $15.64
                                                                         ======
 Net assets consist of:
 Aggregate paid in capital                                          $75,294,055
 Unrealized appreciation of investments, options, short sales, futures and foreign denominated assets, liabilities and forward
  foreign currency contracts                                          5,220,182
 Overdistributed net investment income                                     (455)
  Accumulated realized gain                                              66,856
                                                                    -----------
                                                                    $80,580,638
                                                                    ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Year Ended December 31, 1997

INCOME:
Dividends (less foreign taxes withheld of $16,814)                   $1,023,956
Interest                                                                513,542
                                                                     ----------
  Total income                                                        1,537,498
EXPENSES:
Management (Note 2)                                      $  660,306
Distribution Class A (Note 4)                               265,836
Distribution Class B (Note 4)                                65,682
Distribution Class C (Note 4)                                62,952
Administration (Note 2)                                      22,360
Transfer agent                                              151,105
Professional                                                 62,625
Reports to shareholders                                      39,211
Registration                                                 35,443
Custodian                                                    28,095
Amortization of deferred organization costs                   7,895
Other                                                        27,950
                                                         ----------
Total expenses                                            1,429,460
Expenses assumed by the Adviser and reduced by directed
 brokerage and custodian fee arrangements (Note 2)          (62,616)
                                                         ----------
Net expenses                                                          1,366,844
                                                                     ----------
  Net investment income                                                 170,654

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS(NOTE 3):
Realized gain from security transactions                         $3,621,165
Realized gain from futures contracts and short sales                287,872
Realized gain from options                                          564,720
Realized loss from foreign currency transactions                    (15,153)
Change in unrealized appreciation of foreign denominated
 assets, liabilities and forward foreign currency contracts          (5,442)
Change in unrealized appreciation of investments, futures,
 short sales and options                                          1,828,284
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $6,452,100
                                                                 ==========

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                 YEAR ENDED    YEAR ENDED
                                                DECEMBER 31,  DECEMBER 31,
                                                    1997          1996
                                                ------------  ------------
 INCREASE IN NET ASSETS:
 OPERATIONS:
 Net investment income                          $    170,654  $   167,874
 Realized gain from security transactions          3,621,165    1,802,548
 Realized gain (loss) from futures contracts
  and short sales                                    287,872       (6,413)
 Realized gain (loss) from options                   564,720       (6,085)
 Realized loss from foreign currency
  transactions                                       (15,153)     (18,109)
 Change in unrealized appreciation of foreign
  denominated assets, liabilities and forward
  foreign currency contracts                          (5,442)        (806)
 Change in unrealized appreciation of
  investments, futures, short sales and
  options                                          1,828,284    3,072,207
                                                ------------  -----------
 Increase in net assets resulting from
  operations                                       6,452,100    5,011,216
                                                ------------  -----------
 Dividends and distributions to shareholders
  from:
 Net investment income:
  Class A Shares                                     (69,565)    (138,261)
  Class B Shares                                         --        (6,619)
  Class C Shares                                         --        (5,498)
 Tax return of capital:
  Class A Shares                                         --       (24,349)
  Class B Shares                                         --        (1,685)
  Class C Shares                                         --        (1,736)
 Realized gain:
  Class A Shares                                  (3,392,877)  (1,624,532)
  Class B Shares                                    (569,869)    (112,412)
  Class C Shares                                    (459,071)    (115,843)
                                                ------------  -----------
 Total dividends and distributions                 4,491,382    2,030,935
                                                ------------  -----------
 CAPITAL SHARE TRANSACTIONS (NOTE 5):
 Net proceeds from sales of shares:
  Class A Shares                                  67,488,031   23,268,676
  Class B Shares                                   9,516,900    1,647,285
  Class C Shares                                   8,365,075    1,618,492
                                                ------------  -----------
                                                  85,370,006   26,534,453
                                                ------------  -----------
 Reinvestment of dividends:
  Class A Shares                                   2,913,441    1,573,761
  Class B Shares                                     385,304       68,637
  Class C Shares                                     308,161      115,442
                                                ------------  -----------
                                                   3,606,906    1,757,840
                                                ------------  -----------
 Cost of shares reacquired:
  Class A Shares                                 (38,433,482)  (4,153,693)
  Class B Shares                                    (913,311)         (29)
  Class C Shares                                  (1,976,795)    (152,978)
                                                ------------  -----------
                                                 (41,323,588)  (4,306,700)
                                                ------------  -----------
 Increase in net assets resulting from
  capital share transactions                      47,653,324   23,985,593
                                                ------------  -----------
 Total increase in net assets                     49,614,042   26,965,874
 NET ASSETS:
  Beginning of year                               30,966,596    4,000,722
                                                ------------  -----------
  End of year (including overdistributed net
   investment income of ($455) and ($11,027),
   respectively)                                $ 80,580,638  $30,966,596
                                                ============  ===========

                       See Notes to Financial Statements.

                            Global Hard Assets Fund
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period


                                     CLASS A                              CLASS B
                      ----------------------------------------- ---------------------------
                                                 FOR THE PERIOD              FOR THE PERIOD
                                                  NOVEMBER 2,       YEAR       APRIL 24,
                      YEAR ENDED DECEMBER 31,      1994(A) TO      ENDED       1996(A) TO
                      -------------------------   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                       1997     1996     1995         1994          1997          1996
                      -------  -------  -------  -------------- ------------ --------------
Net Asset Value,
 Beginning of
 Period..........     $ 14.42  $ 10.68  $  9.41     $  9.53       $ 14.50       $ 12.55
                      -------  -------  -------     -------       -------       -------
Income from
 Investment
 Operations:
 Net Investment
  Income (Loss)..        0.05     0.15     0.32+      0.010+        (0.01)         0.11
 Net Gain (Loss)
  on Investments
  (both realized
  and
  unrealized)....        2.01     4.70     1.57      (0.115)         2.00          2.95
                      -------  -------  -------     -------       -------       -------
Total from
 Investment
 Operations......        2.06     4.85     1.89      (0.105)         1.99          3.06
                      -------  -------  -------     -------       -------       -------
Less
 Distributions:
 Dividends from
  Net Investment
  Income.........       (0.02)   (0.14)   (0.62)     (0.015)          --          (0.14)
 Distributions
  from Capital
  Gains..........       (0.96)   (0.95)     --          --          (0.89)        (0.95)
 Return of
  Capital........         --     (0.02)     --          --            --          (0.02)
                      -------  -------  -------     -------       -------       -------
                        (0.98)   (1.11)   (0.62)     (0.015)        (0.89)        (1.11)
                      -------  -------  -------     -------       -------       -------
Net Asset Value,
 End of Period...     $ 15.50  $ 14.42  $ 10.68     $  9.41       $ 15.60       $ 14.50
                      =======  =======  =======     =======       =======       =======
Total Return (b).       14.29%   45.61%   20.09%      (1.10%)       13.72%        24.55%
-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End
 of Period (000).     $61,341  $27,226   $3,820      $1,419       $10,541        $1,806
Ratio of Gross
 Expenses to
 Average Net
 Assets (c)......        2.00%    2.63%    4.05%       3.40%         2.73%         3.27%
Ratio of Net
 Expenses to
 Average Net
 Assets..........        1.97%    0.72%       0%       0.15%*        2.50%         1.64%*
Ratio of Net
 Investment
 Income (Loss) to
 Average Net
 Assets..........        0.36%    1.45%    3.08%       0.84%*       (0.13%)        0.53%*
Portfolio
 Turnover Rate...      118.10%  163.91%  179.33%          0%       118.10%       163.91%
Average
 Commission Rate
 Paid (d)........     $0.0199  $0.0178                            $0.0199       $0.0178
                                     CLASS C
                      ------------------------------------------
                                                  FOR THE PERIOD
                                                   NOVEMBER 2,
                      YEAR ENDED DECEMBER 31,       1994(A) TO
                      ---------------------------  DECEMBER 31,
                       1997      1996     1995         1994
                      --------- -------- -------- --------------
Net Asset Value,
 Beginning of
 Period..........     $ 14.52   $ 10.76  $  9.41     $  9.53
                      --------- -------- -------- --------------
Income from
 Investment
 Operations:
 Net Investment
  Income (Loss)..       (0.01)     0.11     0.34+       0.01+
 Net Gain (Loss)
  on Investments
  (both realized
  and
  unrealized)....        2.00      4.73     1.63       (0.12)
                      --------- -------- -------- --------------
Total from
 Investment
 Operations......        1.99      4.84     1.97       (0.11)
                      --------- -------- -------- --------------
Less
 Distributions:
 Dividends from
  Net Investment
  Income.........         --      (0.11)   (0.62)      (0.01)
 Distributions
  from Capital
  Gains..........       (0.87)    (0.95)     --          --
 Return of
  Capital........         --      (0.02)     --          --
                      --------- -------- -------- --------------
                        (0.87)    (1.08)   (0.62)      (0.01)
                      --------- -------- -------- --------------
Net Asset Value,
 End of Period...     $ 15.64   $ 14.52  $ 10.76     $  9.41
                      ========= ======== ======== ==============
Total Return (b).       13.71%    45.18%   20.94%      (1.20%)
-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End
 of Period (000).      $8,698    $1,935     $181          $8
Ratio of Gross
 Expenses to
 Average Net
 Assets (c)......        2.94%     6.02%   37.88%      39.49%
Ratio of Net
 Expenses to
 Average Net
 Assets..........        2.50%     1.31%       0%       0.56%*
Ratio of Net
 Investment
 Income (Loss) to
 Average Net
 Assets..........       (0.15%)    0.84%    3.30%       0.53%*
Portfolio
 Turnover Rate...      118.10%   163.91%  179.33%          0%
Average
 Commission Rate
 Paid (d)........     $0.0199   $0.0178

-----------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(c) Had the Advisor not assumed expenses or had expenses not been reduced by custodian fee and directed brokerage arrangements.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
* Annualized.
+ Based on average shares outstanding.

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Global Hard Assets Fund series, a non-diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual results could differ.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at amortized cost which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses and the appreciation (depreciation) attributable to foreign currency fluctuations on other foreign denominated assets and liabilities are recorded as net realized and unrealized gains and losses from foreign currency transactions, respectively.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

                            Global Hard Assets Fund
-------------------------------------------------------------------------------

E. DISTRIBUTIONS TO SHAREHOLDERS--Dividends to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of foreign currency transactions, short term capital gains and real estate investment trust transactions. The effect of these differences for the year ended December 31, 1997 decreased undistributed net investment income and increased accumulated realized gain by $90,517.

F. DEFERRED ORGANIZATION COSTS--Deferred organization costs are being amortized over a period of five years.

G. USE OF DERIVATIVE INSTRUMENTS
   OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell
   (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

   The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

H. SHORT SALES--The Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security which it does not own by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

   The Fund has recorded these obligations in the financial statements at December 31, 1997, at market value of the related securities. Amounts deposited with brokers for short sales of securities are reported as assets. $2,337,145 at December 31, 1997, represents a segregated account maintained by the Fund for its short sales. Proceeds from securities sold short are reported as liabilities and are marked to market. Gains and losses are classified as realized when short positions are closed. At December 31, 1997, the Fund had realized gain of $66,884 and unrealized appreciation of $25,605 on short sales of securities.

NOTE 2--Van Eck Associates Corporation (the "Adviser") earned fees of $660,306 for investment management and advisory services. The fee was based on an annual rate of 1% of the Fund's average daily net assets. The Adviser agreed to assume expenses exceeding 2% of average daily net assets for the period January 1, 1997 to December 31, 1997 for Class A shares. For Class B and C shares the Adviser agreed to assume expenses in excess of 2.5% of average daily net assets for the period January 1, 1997 to December 31, 1997. The Fund's expenses were reduced by $44,879 under this agreement.

The Fund has a fee arrangement based on cash balances left on deposit with the custodian, which reduced the Fund's operating expenses by $12,912 for the year ending December 31, 1997. The Fund had some of the portfolio trades directed to a broker-dealer who, in return, agreed to pay a portion of the Fund's expenses. For the year ended December 31, 1997, the portion of the Fund's expenses reduced by this directed brokerage arrangement amounted to $4,825.

In accordance with the advisory agreement, the Fund reimbursed Van Eck Associates Corporation $22,360 for costs incurred in connection with certain administrative and operating functions. Van Eck Securities Corporation (the "Distributor") received $151,014 for the year ended December 31, 1997 from commissions earned on sales of Class A shares after deducting $629,428 allowed to other dealers. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

NOTE 3--Purchases and proceeds from sales of investments, other than short-term obligations, aggregated $104,409,538 and $66,085,163, respectively, for the year ended December 31, 1997. For federal income tax purposes the cost of investments owned at December 31, 1997 was $75,844,330. As of December 31, 1997 net unrealized appreciation for federal income tax purposes aggregated $5,135,837 of which $9,544,257 related to appreciated investments and $4,408,420 related to depreciated investments.

Transactions in call and put options written for the year ended December 31, 1997 were as follows:

                       NUMBER OF
                       CONTRACTS PREMIUMS
                       --------- --------
  Options outstanding
   at beginning of
   year...............     --    $    --
  Options written.....     241     70,286
  Options exercised...  (6,100)   (17,640)
                        ------   --------
  Options outstanding
   at end of
   year...............  18,000   $ 52,646
                        ======   ========

NOTE 4--Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan") the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to .50% of average daily net assets for Class A shares and 1.00% of average daily net assets for Classes B and C shares (the "Annual Limitations"). For Class C shares, the Fund will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such 12b-1 fees will be expensed by the Fund over the course of the first twelve months from the time of purchase. Should the payments to the brokers made by the Fund exceed, on an annual basis, 1% of average daily net assets, VESC will reimburse the Fund for any excess. Class C shareholders redeeming within one year of purchase will be subject to a 1% redemption charge which will be retained by the Fund. After the first year, the 1% 12b-1 fee will be paid to VESC which will retain a portion of the fee for distribution services and pay the remainder to brokers.

Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement of the carried forward amounts incurred for the period November 2, 1994 through December 31, 1997 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate. The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of December 31, 1997, was $650,259 for Class A shares, $89,321 for Class B shares, and $223,914 for Class C shares.

                            Global Hard Assets Fund
-------------------------------------------------------------------------------

NOTE 5--SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (unlimited number of $.001 par value shares authorized):

                     YEAR ENDED
                    DECEMBER 31,     YEAR ENDED
                        1997     DECEMBER 31, 1996
                    ------------ ------------------
 CLASS A
 Shares sold          4,256,903      1,743,237
 Shares reinvested      187,935        109,716
                     ----------      ---------
                      4,444,838      1,852,953
 Shares reacquired   (2,375,388)      (321,972)
                     ----------      ---------
 Net increase         2,069,450      1,530,981
                     ==========      =========
                     YEAR ENDED    FOR THE PERIOD
                    DECEMBER 31, APRIL 24, 1996+ TO
                        1997     DECEMBER 31, 1996
                    ------------ ------------------
 CLASS B
 Shares sold            581,566        119,806
 Shares reinvested       24,699          4,744
                     ----------      ---------
                        606,265        124,550
 Shares reacquired      (54,979)            (2)
                     ----------      ---------
 Net increase           551,286        124,548
                     ==========      =========
                     YEAR ENDED
                    DECEMBER 31,     YEAR ENDED
                        1997     DECEMBER 31, 1996
                    ------------ ------------------
 CLASS C
 Shares sold            530,380        119,532
 Shares reinvested       19,703          8,772
                     ----------      ---------
                     ----------
                        550,083        128,304
 Shares reacquired     (127,212)       (11,865)
                     ----------      ---------
 Net increase           422,871        116,439
                     ==========      =========

-------
+ Commencement of operations.

NOTE 6--FUTURES CONTRACTS:
As of December 31, 1997, the Fund was long and short commodity futures contracts. The long gold contract was acquired in lieu of a direct acquisition of the commodity. The short copper and heating oil contracts were acquired in lieu of direct acquisitions of the commodities. The Advisor believes these synthetic positions are a duplication of the purchases of the commodities and believes the futures contracts are more advantageous for operational and liquidity reasons than a direct acquisition of the commodities. In the remote chance the broker cannot fulfill its obligation, the Fund could lose any variation margin due it. Subsequent payments are made or received each day dependent upon the daily fluctuations in the value of the underlying commodity. Risks may be caused by an imperfect correlation between the movements in the price of the futures contract and the price of the underlying commodity. Realized gains and losses from futures contracts are reported separately.

                                                        UNREALIZED
             EXPIRATION NUMBER OF CONTRACT   CURRENT   APPRECIATION
CONTRACTS:      DATE    CONTRACTS   VALUE     VALUE   (DEPRECIATION)
LONG         ---------- --------- --------- --------- --------------
Gold         2/25/98        20    $ 586,400 $ 579,800    $ (6,600)
                                                         --------
CONTRACTS:
SHORT
Copper       3/27/98        38      779,000   741,950      37,050
Heating Oil  1/30/98        25      563,850   522,060      41,790
Heating Oil  1/30/98        25      563,325   522,060      41,265
Heating Oil  1/30/98        50    1,096,200 1,043,820      52,380
                                                         --------
                                                          172,485
                                                         --------
Net unrealized
 appreciation                                            $165,885
                                                         ========

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS:
The Fund bought and sold forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gain (loss) from foreign currency transactions.

NOTE 8--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are U.S. companies, and there may be less governmental supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production or distribution of precious metals, ferrous and non-ferrous metals, oil and gas, forest products, real estate and other non-agricultural commodities. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios.

NOTE 9--TRUSTEE DEFERRED COMPENSATION PLAN

The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. If a Trustee has directed all or a portion of his fee to be invested in the Fund, the unfunded liability remains outstanding in the Fund's records since the Fund can not invest in itself. The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1997 the total liability of the Fund's portion of the Plan is $6,822.

NOTE 10--RESTRICTED SECURITIES
The following securities are restricted as to sale:

                                                                    PERCENT OF
                                          DATES                     NET ASSETS
                                        ACQUIRED    COST    VALUE   AT 12/31/97
                                        --------- -------- -------- -----------
Auspex Minerals Ltd. (Special Warrants
 expiring 9/08/98)                        9/02/97 $374,599 $201,700     0.3%
Brazilian Resources Inc. (Special
 Warrants expiring 9/11/98)               3/12/97  223,102   65,743     0.1%
Cypress Energy Inc. (Special Warrants   10/13/97-
 expiring 10/15/98)                      11/07/97  646,037  517,268     0.6%
O&Y Properties Corp. (Special Warrants
 expiring 10/10/98)                      10/07/97  349,724  335,757     0.4%
Oxbow Exploration (Special Warrants
 expiring 10/21/98)                      10/20/97  487,646  338,456     0.4%

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Global Hard Assets Fund (the "Fund") (one of the series constituting the Van Eck Funds) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period November 2, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Hard Assets Fund series of the Van Eck Funds as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period November 2, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.

                   Coopers & Lybrand L.L.P.

New York, New York
February 24, 1998

VAN ECK FAMILY OF FUNDS
------------------------------------------------------------------------------

Global Hard Assets Fund
Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

International Investors Gold Fund
Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.

Gold/Resources Fund
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

Global Real Estate Fund
This Fund seeks long-term capital appreciation by investing in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

Emerging Markets Growth Fund
This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Asia Dynasty Fund
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.

Global Balanced Fund
This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

Global Income fund
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. Government Money Fund
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

VAN ECK/CHUBB FUNDS
--------------------------------------------------------------------------------
Capital Appreciation Fund
Global Income Fund
Government Securities Fund
Growth and Income Fund
Tax-Exempt Fund
Total Return Fund
--------------------------------------------------------------------------------

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as changes and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck/ Chubb Funds prospectus, please call the number listed below. Please read the prospectus before investing.

[LOGO] Van Eck Global

Van Eck Securities Corporation
99 Park Avenue, New York, N.Y. 10016

For account assistance please call (800) 544-4653
                                                                FR1998-0203-0194

                            ----------------------

                               December 31, 1997

                                    VAN ECK

                                    GLOBAL

                                     HARD

                                    ASSETS

                                     FUND

                                    ANNUAL

                                    REPORT

                            ----------------------

                             [LOGO] Van Eck Global